Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Huntsman Corporation and Huntsman International LLC (the “Companies”) for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Kimo Esplin, Chief Financial Officer of the Companies, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)                                 The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

/s/ J. KIMO ESPLIN
J. Kimo Esplin
Chief Financial Officer

August 9, 2006